J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Strategic Debt Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 18, 2019 to the

Summary Prospectuses and Prospectuses dated March 1, 2019, as supplemented

Effective immediately, the disclosures in the second to last paragraph under the “Risk/Return Summary – What are the Fund’s main investment strategies?” and in the first paragraph under the “More About the Fund – INVESTMENT PROCESS” sections are hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process:

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors, combining macro-economic research with bottom up fundamental country and credit analysis. The adviser analyzes rates and foreign exchanges separately using a quantitative assessment with a qualitative overlay. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, currency risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the adviser also considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities or countries in which the Fund may invest. These determinations may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-EMSD-ESG-919